UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21775
Oppenheimer International Diversified Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 04/30/2009

Item 1. Reports to Stockholders.

April 30, 2009

Oppenheimer

International Diversified Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on the total market value of investments.
8 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended April 30, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In the midst of a global financial crisis, the Fund’s Class A shares (without sales charge) returned –37.65% during the reporting period, outperforming the MSCI EAFE Index, which returned –42.76%. The Fund also outperformed the MSCI World Index, the MSCI Emerging Markets Index and the MSCI AC (All Country) World excluding USA Index, which returned –39.33%, –42.90% and –42.64%, respectively, over the same period. The Fund’s Class A shares (without sales charge) rebounded in the second half of the reporting period, particularly in the final three months. The first six months of the reporting period were highly volatile for the global equity markets and during this time, virtually all major world equity markets in the developed and developing world plunged in value.
     The Fund’s diversified portfolio consisted primarily of six Oppenheimer international mutual funds during the reporting period. On the equity side, Oppenheimer International Growth Fund; Oppenheimer Quest International Value Fund, Inc. and Oppenheimer Master International Value Fund, LLC (both of which are similarly managed); Oppenheimer International Small Company Fund and Oppenheimer Developing Markets Fund. On the fixed-income side, the Fund invested primarily in Oppenheimer International Bond Fund.
     The largest holding of the Fund during the period was Oppenheimer International Growth Fund, accounting for roughly one-third of the Fund’s holdings. This underlying fund’s Class Y shares returned –37.71% for the reporting period, relatively outperforming the MSCI EAFE Index, which returned –42.76%. The underlying fund’s performance was negatively impacted by the volatile and historic events of the first half of the reporting period. In the second half of the reporting period, the underlying fund had a positive return and continued to outperform its benchmark. Some of the larger weightings at period end for this underlying fund were in the information technology, industrials, health care and consumer discretionary sectors. A relative overweight and better relative stock selection in the information technology sector and a significant underweight to financials accounted for the bulk of the underlying fund’s outperformance for the period versus its benchmark.
     The Fund’s second largest allocation was to international value funds through its holdings in Oppenheimer Quest International Value Fund, Inc. and Oppenheimer Master International Value Fund, LLC. These two underlying funds are similarly managed in style (they have the same portfolio manager) and performance for the two funds was largely similar for the reporting period.
9 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
     Oppenheimer Quest International Value Fund, Inc.’s Class A shares (without sales charge) had a 1-year return of –42.80% (later in the period, we switched our allocation to the underlying fund’s Class Y shares) compared to the MSCI AC World ex. USA Index, which finished the reporting period with a return of –42.64%. Oppenheimer Master International Value Fund, LLC returned –44.91% for the one-year period ended April 30, 2009. These two underlying funds underperformed the MSCI AC World ex. USA Index in the financials and energy sectors. In all other sectors of the index, the underlying funds outperformed the index or, in the case of the materials sector, roughly matched performance with the index. The underlying funds were underweight financials and energy, which helped relative performance, but stock selection in both sectors underperformed. The second half of the reporting period saw a marked improvement in these underlying funds’ performances and returns.
     Oppenheimer International Bond Fund’s Class Y shares, which accounted for approximately 14% of the Fund at period end, had a return of –7.55% for the reporting period. The underlying fund underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index, which returned –2.36%. The Fund’s returns were dampened over the reporting period by a strengthening U.S. dollar, which appreciated relative to most other currencies as global investors engaged in a “flight to quality” amid an intensifying worldwide recession and a persistent financial crisis. Although the Fund’s underweight position in foreign currencies helped relative performance during the reporting period, the benefits of that position were offset by lagging results of “quasi-sovereign” bonds from state-supported corporations in some international markets. Corporate bonds, mortgage-backed securities and securities backed by other loans also largely fell during the reporting period, to which the underlying fund had some exposure. In the second half of the reporting period, the underlying fund’s performance fared better, with its Class Y shares outpacing the benchmark.
     The Fund held an approximate 12% allocation to Oppenheimer International Small Company Fund and an approximate 11% allocation to Oppenheimer Developing Markets Fund at the end of the reporting period. Oppenheimer International Small Company Fund’s Class Y shares returned –48.22% for the reporting period, below the MSCI All Country World (excluding the U.S.) Small Cap Index’s return of –42.99%. When the world economy stalled in the first half of the reporting period, emerging markets went down with it and the underlying fund lost ground. In the first four months of 2009, this underlying fund’s returns improved dramatically, with its Class Y shares outpacing the index.
10 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

     Oppenheimer Developing Markets Fund’s Class Y shares returned –37.20% for the reporting period, outpacing its benchmark, the MSCI Emerging Markets Index, which returned –42.90% and its peer group in the Lipper Emerging Market Funds Index, which returned –46.10%. A similar story here, the underlying fund’s returns retrenched as the global equity markets swooned during the bulk of the reporting period (notwithstanding the relative outperformance versus the index). In the last three months of the period, the Fund’s Class Y shares strongly rebounded.
     The Fund’s asset allocation was not significantly changed over the reporting period. At period end, we had approximately 32% allocated to Oppenheimer International Growth Fund; 31% allocated to the Oppenheimer international value suite of funds (Oppenheimer Quest International Value Fund, Inc. and Oppenheimer Master International Value Fund, LLC); 15% allocated to Oppenheimer International Bond Fund; 12% allocated to Oppenheimer International Small Company Fund; 11% allocated to Oppenheimer Developing Markets Fund; and 1% allocated to Oppenheimer Institutional Money Market Fund.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2009. In the case of all Classes of shares, performance is measured from the inception of the Class on September 27, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance does not guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International All Country World ex. USA Index (MSCI AC World ex. USA Index), the MSCI EAFE (Europe, Australasia, Far East) Index and the MSCI World Index. The MSCI AC World ex. USA Index is a market capitalization-weighted index designed to measure equity market performance in certain global developed and emerging markets, excluding the United States. The MSCI EAFE Index is an unmanaged index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of a select number of countries, including the U.S. Indices are unmanaged and cannot be purchased directly by investors. The indices performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
11 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
13 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
15 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
16 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 9/27/05. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/27/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/27/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 9/27/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period Class N shares are subject to an annual 0.25% asset-based sales charge.
17 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES
Class Y shares of the Fund were first publicly offered on 9/27/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement
19 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND EXPENSES Continued
of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	November 1, 2008	April 30, 2009	April 30, 2009

Actual
Class A	$1,000.00	$1,069.20	$3.34
Class B	1,000.00	1,064.70	7.45
Class C	1,000.00	1,065.90	7.20
Class N	1,000.00	1,068.20	4.52
Class Y	1,000.00	1,072.80	1.03

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.57	3.26
Class B	1,000.00	1,017.60	7.28
Class C	1,000.00	1,017.85	7.03
Class N	1,000.00	1,020.43	4.42
Class Y	1,000.00	1,023.80	1.00
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended April 30, 2009 are as follows:

Class	Expense Ratios

Class A	0.65%
Class B	1.45
Class C	1.40
Class N	0.88
Class Y	0.20
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS April 30, 2009

	Shares	Value

Investment Companies—100.2%[1]
Fixed Income Fund—14.7%
Oppenheimer International Bond Fund, Cl. Y	23,261,575	$133,288,825
Global Equity Funds—85.4%
Oppenheimer Developing Markets Fund, Cl. Y	5,210,593	95,927,013
Oppenheimer International Growth Fund, Cl. Y	15,834,840	287,402,338
Oppenheimer International Small Company Fund, Cl. Y	9,546,725	112,842,291
Oppenheimer Master International Value Fund, LLC	17,121,876	99,907,453
Oppenheimer Quest International Value Fund, Inc., Cl. Y	17,014,960	177,636,176

		773,715,271
Money Market Fund—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.70%[2]	1,058,716	1,058,716
Total Investments, at Value (Cost $1,169,917,263)	100.2%	908,062,812
Liabilities in Excess of Other Assets	(0.2)	(1,722,875)

Net Assets	100.0%	$906,339,937

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	April 30, 2008	Additions		Reductions		April 30, 2009

Oppenheimer Developing Markets Fund, Cl. Y	4,989,058	2,925,465		2,703,930		5,210,593
Oppenheimer Institutional Money Market Fund, Cl. E	243,044	99,560,535		98,744,863		1,058,716
Oppenheimer International Bond Fund, Cl. Y	32,575,201	3,045,650		12,359,276		23,261,575
Oppenheimer International Growth Fund, Cl. Y	21,944,151	1,338,933		7,448,244		15,834,840
Oppenheimer International Small Company Fund, Cl. Y	12,203,893	2,398,126		5,055,294		9,546,725
Oppenheimer International Value Fund, Cl. Y	5,096,183	271,788		5,367,971	[a]	—
Oppenheimer Master International Value Fund, LLC	1,621,687	34,230,779		18,730,590		17,121,876
Oppenheimer Quest International Value Fund, Inc., Cl. A	24,253,433	529,845		24,783,278		—
Oppenheimer Quest International Value Fund, Inc., Cl. Y	—	24,742,181	[a]	7,727,221		17,014,960

				Realized
	Value	Income		Loss

Oppenheimer Developing Markets Fund, Cl. Y	$95,927,013	$3,500,314		$75,289,007
Oppenheimer Institutional Money Market Fund, Cl. E	1,058,716	14,341		—
Oppenheimer International Bond Fund, Cl. Y	133,288,825	10,274,330		6,966,502
Oppenheimer International Growth Fund, Cl. Y	287,402,338	6,513,965		95,082,941
Oppenheimer International Small Company Fund, Cl. Y	112,842,291	759,926		101,751,394
Oppenheimer International Value Fund, Cl. Y	—	2,318,356		—
Oppenheimer Master International Value Fund, LLC	99,907,453	2,785,610	[b]	46,798,570 [b]
Oppenheimer Quest International Value Fund, Inc., Cl. A	—	5,216,424		220,179,321
Oppenheimer Quest International Value Fund, Inc., Cl. Y	177,636,176	1,765,686		57,793,373

	$908,062,812	$33,148,952		$603,861,108

a.	All or a portion is the result of a corporate action.

b.	Represents the amount allocated to the Fund from Oppenheimer Master International Value Fund, LLC.

2.	Rate shown is the 7-day yield as of April 30, 2009.
F1 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of April 30, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$908,062,812	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$908,062,812	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,169,917,263)	$908,062,812
Cash	11,304
Receivables and other assets:
Shares of beneficial interest sold	721,634
Investments sold	594,576
Dividends	516,196
Other	30,638

Total assets	909,937,160

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,197,502
Investments purchased	756,675
Transfer and shareholder servicing agent fees	236,816
Distribution and service plan fees	172,054
Shareholder communications	101,304
Trustees’ compensation	93,985
Other	38,887

Total liabilities	3,597,223

Net Assets	$906,339,937

Composition of Net Assets
Par value of shares of beneficial interest	$120,524
Additional paid-in capital	1,716,524,857
Accumulated net investment income	23,814,414
Accumulated net realized loss on investments	(572,265,407)
Net unrealized depreciation on investments	(261,854,451)

Net Assets	$906,339,937

F3 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $514,535,314 and 67,955,746 shares of beneficial interest outstanding)	$7.57
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.03

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,764,054 and 11,017,713 shares of beneficial interest outstanding)	$7.42

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $240,960,419 and 32,407,071 shares of beneficial interest outstanding)	$7.44

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,208,934 and 6,283,197 shares of beneficial interest outstanding)	$7.51

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $ 21,871,216 and 2,860,075 shares of beneficial interest outstanding)	$7.65
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2009

Allocation of Income and Expenses from master fund[1]
Net investment income allocated from Oppenheimer Master International Value Fund, LLC:
Dividends (net of foreign withholding taxes of $478,454)	$2,754,224
Interest	31,386
Expenses[2]	(817,168)

Net investment income from Oppenheimer Master International Value Fund, LLC	1,968,442

Investment Income
Dividends from affiliated companies	30,363,342
Interest	21,217
Other income	14,634

Total investment income	30,399,193

Expenses
Distribution and service plan fees:
Class A	1,821,092
Class B	1,123,840
Class C	3,434,031
Class N	270,782
Transfer and shareholder servicing agent fees:
Class A	1,849,942
Class B	485,440
Class C	885,479
Class N	206,022
Class Y	32,167
Shareholder communications:
Class A	159,164
Class B	62,001
Class C	70,089
Class N	8,656
Class Y	3,518
Trustees’ compensation	57,064
Custodian fees and expenses	7,698
Other	89,307

Total expenses	10,566,292
Less reduction to custodian expenses	(145)
Less waivers and reimbursements of expenses	(455,561)

Net expenses	10,110,586

Net Investment Income	22,257,049

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $11,158.
F5 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(557,062,538)
Distributions received from affiliated companies	38,012,626
Allocated from Oppenheimer Master International Value Fund, LLC	(46,798,570)

Net realized loss	(565,848,482)
Net change in unrealized depreciation on:
Investments	(189,693,891)
Allocated from Oppenheimer Master International Value Fund, LLC	(16,379,172)

Net change in unrealized depreciation	(206,073,063)

Net Decrease in Net Assets Resulting from Operations	$(749,664,496)

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2009	2008

Operations
Net investment income	$22,257,049	$32,230,394
Net realized gain (loss)	(565,848,482)	89,261,651
Net change in unrealized depreciation	(206,073,063)	(206,286,407)

Net decrease in net assets resulting from operations	(749,664,496)	(84,794,362)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(36,057,186)
Class B	—	(4,401,925)
Class C	—	(13,806,838)
Class N	—	(1,800,723)
Class Y	—	(695,491)

	—	(56,762,163)
Distributions from net realized gain:
Class A	(32,011,184)	(10,316,092)
Class B	(5,044,699)	(1,593,227)
Class C	(14,862,607)	(4,764,715)
Class N	(2,652,924)	(551,857)
Class Y	(1,221,054)	(184,016)

	(55,792,468)	(17,409,907)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(160,475,119)	541,361,652
Class B	(21,989,122)	69,294,443
Class C	(71,142,438)	247,319,760
Class N	9,128,280	39,971,969
Class Y	9,486,958	25,463,445

	(234,991,441)	923,411,269

Net Assets
Total increase (decrease)	(1,040,448,405)	764,444,837
Beginning of period	1,946,788,342	1,182,343,505

End of period (including accumulated net investment income (loss) of $23,814,414 and $(69,563), respectively)	$906,339,937	$1,946,788,342

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$12.86	$13.74	$11.81	$10.00

Income (loss) from investment operations:
Net investment income[2]	.19	.30	.32	.14
Net realized and unrealized gain (loss)	(5.05)	(.61)	1.90	1.91

Total from investment operations	(4.86)	(.31)	2.22	2.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.44)	(.28)	(.24)
Distributions from net realized gain	(.43)	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.43)	(.57)	(.29)	(.24)

Net asset value, end of period	$7.57	$12.86	$13.74	$11.81

Total Return, at Net Asset Value[3]	(37.65)%	(2.50)%	19.05%	20.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$514,535	$1,142,139	$695,478	$182,910

Average net assets (in thousands)	$738,073	$1,004,386	$397,871	$56,852

Ratios to average net assets:[4]
Net investment income	2.03%[5]	2.21%[5]	2.60%	2.10%
Total expenses[6]	0.60%[5]	0.43%[5]	0.43%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%[5]	0.39%[5]	0.35%	0.46%

Portfolio turnover rate	34%	6%	1%	0%[7]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2009	1.42%
Year Ended April 30, 2008	1.23%
Year Ended April 30, 2007	1.17%
Period Ended April 30, 2006	1.43%

7.	Less than 0.5%.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class B Year Ended April 30,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$12.73	$13.63	$11.76	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11	.17	.21	.09
Net realized and unrealized gain (loss)	(4.99)	(.59)	1.89	1.90

Total from investment operations	(4.88)	(.42)	2.10	1.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.35)	(.22)	(.23)
Distributions from net realized gain	(.43)	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.43)	(.48)	(.23)	(.23)

Net asset value, end of period	$7.42	$12.73	$13.63	$11.76

Total Return, at Net Asset Value[3]	(38.19)%	(3.32)%	18.06%	20.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,764	$174,717	$118,894	$33,843

Average net assets (in thousands)	$112,481	$156,641	$69,567	$10,159

Ratios to average net assets:[4]
Net investment income	1.18%[5]	1.24%[5]	1.74%	1.34%
Total expenses[6]	1.56%[5]	1.29%[5]	1.30%	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%[5]	1.26%[5]	1.22%	1.35%

Portfolio turnover rate	34%	6%	1%	0%[7]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2009	2.38%
Year Ended April 30, 2008	2.09%
Year Ended April 30, 2007	2.04%
Period Ended April 30, 2006	2.32%

7.	Less than 0.5%.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended April 30,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$12.74	$13.64	$11.77	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11	.20	.22	.04
Net realized and unrealized gain (loss)	(4.98)	(.60)	1.89	1.96

Total from investment operations	(4.87)	(.40)	2.11	2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.37)	(.23)	(.23)
Distributions from net realized gain	(.43)	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.43)	(.50)	(.24)	(.23)

Net asset value, end of period	$7.44	$12.74	$13.64	$11.77

Total Return, at Net Asset Value[3]	(38.09)%	(3.20)%	18.14%	20.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,961	$531,228	$327,749	$84,529

Average net assets (in thousands)	$343,343	$459,758	$184,470	$24,928

Ratios to average net assets:[4]
Net investment income	1.25%[5]	1.46%[5]	1.81%	0.67%
Total expenses[6]	1.35%[5]	1.18%[5]	1.19%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%[5]	1.15%[5]	1.12%	1.21%

Portfolio turnover rate	34%	6%	1%	0%[7]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2009	2.17%
Year Ended April 30, 2008	1.98%
Year Ended April 30, 2007	1.93%
Period Ended April 30, 2006	2.18%

7.	Less than 0.5%.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class N Year Ended April 30,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$12.81	$13.70	$11.80	$10.00

Income (loss) from investment operations:
Net investment income[2]	.17	.25	.29	.10
Net realized and unrealized gain (loss)	(5.04)	(.60)	1.89	1.93

Total from investment operations	(4.87)	(.35)	2.18	2.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.41)	(.27)	(.23)
Distributions from net realized gain	(.43)	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.43)	(.54)	(.28)	(.23)

Net asset value, end of period	$7.51	$12.81	$13.70	$11.80

Total Return, at Net Asset Value[3]	(37.87)%	(2.79)%	18.70%	20.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,209	$70,481	$35,342	$5,989

Average net assets (in thousands)	$54,203	$53,978	$17,382	$1,477

Ratios to average net assets:[4]
Net investment income	1.89%[5]	1.82%[5]	2.32%	1.61%
Total expenses[6]	0.97%[5]	0.75%[5]	0.74%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%[5]	0.71%[5]	0.67%	0.72%

Portfolio turnover rate	34%	6%	1%	0%[7]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2009	1.79%
Year Ended April 30, 2008	1.55%
Year Ended April 30, 2007	1.48%
Period Ended April 30, 2006	1.69%

7.	Less than 0.5%.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended April 30,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$12.93	$13.80	$11.84	$10.00

Income (loss) from investment operations:
Net investment income[2]	.24	.37	.32	.09
Net realized and unrealized gain (loss)	(5.09)	(.63)	1.96	1.99

Total from investment operations	(4.85)	(.26)	2.28	2.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.48)	(.31)	(.24)
Distributions from net realized gain	(.43)	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.43)	(.61)	(.32)	(.24)

Net asset value, end of period	$7.65	$12.93	$13.80	$11.84

Total Return, at Net Asset Value[3]	(37.36)%	(2.17)%	19.51%	21.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,871	$28,223	$4,881	$1,405

Average net assets (in thousands)	$24,956	$16,727	$2,254	$469

Ratios to average net assets:[4]
Net investment income	2.65%[5]	2.72%[5]	2.62%	1.41%
Total expenses[6]	0.22%[5]	0.10%[5]	0.02%	0.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.21%[5]	0.07%[5]	(0.05)%[7]	0.01%

Portfolio turnover rate	34%	6%	1%	0%[8]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2009	1.04%
Year Ended April 30, 2008	0.90%
Year Ended April 30, 2007	0.76%
Period Ended April 30, 2006	0.98%

7.	The amount of indirect expenses reimbursed for the class, including certain management fees and all distribution related service plan fees incurred indirectly, exceeded the amount of direct expenses it incurred.

8.	Less than 0.5%.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Diversified Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total return through both capital appreciation and income. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing assets and liabilities are not
F13 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When appplicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 28, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F14 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Investment in Oppenheimer master fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master International Value Fund, LLC (the “master fund”). The master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of the master fund is to seek long-term capital appreciation by investing in common stocks of foreign companies that the Manager believes are undervalued. The Fund’s investment in the master fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain (loss) realized on investments sold by the master fund. As a shareholder, the Fund is subject to its proportional share of the master fund’s expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$25,367,453	$—	$464,046,208	$355,439,729
F15 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

1.	As of April 30, 2009, the Fund had $149,008,652 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of April 30, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$149,008,652

2.	As of April 30, 2009, the Fund had $315,037,556 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended April 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase
to Accumulated	to Accumulated
Net Investment	Net Realized
Income	Loss on Investments

$1,626,928	$1,626,928
The tax character of distributions paid during the years ended April 30, 2009 and April 30, 2008 was as follows:

	Year Ended	Year Ended
	April 30, 2009	April 30, 2008

Distributions paid from:
Ordinary income	$868,292	$61,217,062
Long-term capital gain	54,924,176	12,955,008

Total	$55,792,468	$74,172,070

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,263,502,541

Gross unrealized appreciation	$10,118,036
Gross unrealized depreciation	(365,557,765)

Net unrealized depreciation	$(355,439,729)

F16 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$19,406
Payments Made to Retired Trustees	6,466
Accumulated Liability as of April 30, 2009	66,965
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if
F17 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2009		Year Ended April 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	18,288,360	$175,996,708	52,768,299	$735,141,446
Dividends and/or distributions reinvested	3,956,928	28,687,924	2,945,852	40,330,255
Redeemed	(43,087,846)	(365,159,751)	(17,539,105)	(234,110,049)

Net increase (decrease)	(20,842,558)	$(160,475,119)	38,175,046	$541,361,652

Class B
Sold	2,451,787	$23,240,255	7,617,637	$104,370,736
Dividends and/or distributions reinvested	667,013	4,749,165	405,837	5,511,266
Redeemed	(5,828,854)	(49,978,542)	(3,020,805)	(40,587,559)

Net increase (decrease)	(2,710,054)	$(21,989,122)	5,002,669	$69,294,443

Class C
Sold	8,315,813	$77,434,912	22,488,389	$310,159,377
Dividends and/or distributions reinvested	1,752,616	12,513,585	1,110,872	15,096,793
Redeemed	(19,363,885)	(161,090,935)	(5,925,907)	(77,936,410)

Net increase (decrease)	(9,295,456)	$(71,142,438)	17,673,354	$247,319,760

F18 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

	Year Ended April 30, 2009		Year Ended April 30, 2008
	Shares	Amount	Shares	Amount

Class N
Sold	2,739,672	$25,780,196	3,912,356	$53,125,101
Dividends and/or distributions reinvested	316,990	2,282,489	152,295	2,077,303
Redeemed	(2,277,043)	(18,934,405)	(1,141,668)	(15,230,435)

Net increase	779,619	$9,128,280	2,922,983	$39,971,969

Class Y
Sold	2,448,153	$24,839,232	2,107,822	$29,122,872
Dividends and/or distributions reinvested	162,215	1,185,789	59,815	822,456
Redeemed	(1,932,354)	(16,538,063)	(339,185)	(4,481,883)

Net increase	678,014	$9,486,958	1,828,452	$25,463,445

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$441,611,008	$670,156,637
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended April 30, 2009 was 0.70%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2009, the Fund paid $3,210,944 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate
F19 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B, Class C and Class N shares were $2,397,870, $3,555,054 and $613,296, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 30, 2009	$567,676	$30,075	$400,045	$115,593	$6,547
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.75%, 2.50%, 2.50%, 2.00% and 1.45%, for Class A, Class B, Class C, Class N and Class Y, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of
F20 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Oppenheimer Quest International Value Fund, Inc. which, for the year ended April 30, 2009, was $178,750.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended April 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$62,930
Class B	132,014
Class C	40,760
Class N	40,896
Prior to August 28, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2009, the Manager waived $211 for IMMF management fees.
5. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
6. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in
F21 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F22 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Diversified Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Diversified Fund, including the statement of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period September 27, 2005 (commencement of operations) to April 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Diversified Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period September 27, 2005 (commencement of operations) to April 30, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
June 17, 2009
F23 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
F24 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.4232 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2009 which are not designated as capital gain distributions should be multiplied by 0.48% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $23,338,733 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
22 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
23 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
24 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President, Principal Executive Officer and Trustee (since 2005) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 2005) Age: 49	Senior Vice President and Director of International Equities of the Manager (since July 2004); Vice President of the Manager (October 1993-July 2004). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2005) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
26 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $19,600 in fiscal 2009 and $19,600 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Diversified Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	06/15/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	06/15/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	06/15/2009